UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001774962
BANK 2019-BNK18

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001005007

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313

National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-228375-01	38-4117273 38-4117274 38-7221292
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(646) 855-3953

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Effective April 20, 2020, pursuant to Section 7.01 of the Pooling and Servicing Agreement, dated as of May 1, 2019, relating to WFCM 2019-C50 Commercial Mortgage Trust filed as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed on May 31, 2019 (the “WFCM 2019-C50 PSA”), out of which the Great Wolf Lodge Southern California Mortgage Loan (3.9% of the initial principal balance of the mortgage pool) is being serviced, Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, has been appointed the special servicer for the Great Wolf Lodge Southern California Whole Loan.  Situs Holdings replaces Rialto Capital Advisors, LLC, which, effective April 20, 2020, was terminated as special servicer for the Great Wolf Lodge Southern California Whole Loan by the controlling holder for the Great Wolf Lodge Southern California Whole Loan pursuant to Section 7.01(d) of the WFCM 2019-C50 PSA. Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the WFCM 2019-C50 PSA. SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Registrant)
Date: April 20, 2020 _______________________
	By:	/s/ Leland F. Bunch III
Name: Leland F. Bunch III
Title: President and Chief Executive Officer